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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 30, 2004

          CWALT, INC., (as depositor under the Pooling and Servicing
          Agreement, dated as of September 1, 2004, providing for the issuance of the Alternative Loan Trust 2004-J9, Mortgage Pass-
                    Through Certificates, Series 2004-J9).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

  Delaware                            333-117949                87-0698307
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 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
       of Incorporation)             File Number)           Identification No.)

4500 Park Granada
Calabasas, California                              91302
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(Address of Principal                           (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Section 9  Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

      (a)  Financial statements of business acquired.
           -----------------------------------------

           Not applicable.

      (b)  Pro forma financial information.
           -------------------------------

           Not applicable.

      (c)  Exhibits.
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           5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

           8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                  Exhibit 5.1).

           23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWALT, INC.



                                            By: /s/ Darren Bigby
                                                ----------------
                                            Darren Bigby
                                            Vice President



Dated:  September 30, 2004

                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                 5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included
         in Exhibit 5.1)                                                    5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in
         Exhibits 5.1 and 8.1)                                              5